UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2007

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13245 (Commission File Number)	75-2702753 (I.R.S. Employer Identification Number)

5205 N. O’Connor Blvd. Suite 200 Irving, Texas (Address of principal executive offices)		75039 (Zip code)
Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     The presentation attached hereto as exhibit 99.1 includes certain information about Pioneer Natural Resources Company.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          99.1 – IPAA Oil & Gas Investment Symposium Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY
/s/ Darin G. Holderness
Darin G. Holderness
Vice President and Chief Accounting Officer

Dated: April 23, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1 (a)	IPAA Oil & Gas Investment Symposium Presentation

(a)	Furnished herewith.